                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:                     April 18, 1997
Date of earliest event reported:    April 17, 1997


                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    TENNESSEE
                 (State or other jurisdiction of incorporation)

         0-6198                                              62-0799975
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                     37237-0700
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (615) 748-2000

Item 5. Other Event

On April 17, 1997, Issuer's Board of Directors declared a 2- for-1 stock split on Issuer's common stock, $5.00 par value, to shareholders of record April 28, 1997, payable May 9, 1997, as a result of which each of Issuer's authorized shares of common stock, with a par value of $5.00, will be converted to two shares of common stock, with a par value of $2.50.


Exhibit No.            Description
-----------            -----------

     20.               Press Release dated April 17, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST AMERICAN CORPORATION
                                 (Registrant)

Date: April 17, 1997             /s/ Mary Neil Price
                                 --------------------
                                 Name: Mary Neil Price

                                 Title: Executive Vice President, Deputy General
                                        Counsel and Assistant Secretary

                                  EXHIBIT INDEX


   Exhibit No:             Description
   -----------             -----------
         20.               Press Release dated April 17, 1997.